                                                                   Exhibit 10.17


                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      This AGREEMENT for Human Umbilical Cord Blood Processing Services (the "Agreement"), effective December 1, 2001 (the "Effective Date") is by and between VIACORD, INC. ("VIACORD"), a Delaware corporation and a wholly-owned subsidiary of ViaCell, Inc., with its principal office at 131 Clarendon Street, 3rd Floor, Boston, Massachusetts 02116, and PROGENITOR CELL THERAPY, L.L.C. ("PCT"), a limited liability company organized and existing under the laws of the state of New Jersey, with its principal office at 20 Prospect Avenue, Suite 400, Hackensack, New Jersey 07601.

                                    RECITALS

      WHEREAS, PCT operates a laboratory that processes human cells for the treatment of human disease, including, without limitation, cellular therapy services;

      WHEREAS, ViaCord is a private human umbilical cord blood banking company that engages in the business of private cord blood banking, which includes collecting blood from a newborn's umbilical cord and/or placenta immediately after delivery, and the processing and freezing of such blood for long-term cryogenic storage;

      WHEREAS, ViaCord desires to engage PCT to provide the services listed in Attachment I (the "Services") pursuant to the terms of this Agreement, and PCT desires to accept such engagement pursuant to the terms of this Agreement; and

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and other good and valuable consideration hereinafter contained, the parties hereto agree as follows:

      1.    ENGAGEMENT

            1. ViaCord hereby engages PCT, and PCT accepts such engagement, to provide the Services subject to and upon the terms and conditions set forth in this Agreement.

      2.    PCT RESPONSIBILITIES AND REPRESENTATIONS

            1. Subject to Section 3.2 hereof, PCT shall be responsible for scheduling and performing the Services so as to meet ViaCord's reasonable business and quality requirements.

            2. PCT shall be responsible for communicating to ViaCord all quantitative results generated as part of the Services in a manner consistent with ViaCord's standard operating procedures ("SOPs").

            3.    PCT will perform the Services in accordance with:

                  i. all applicable legal requirements, including, but not limited to, the laws of the states of New York and New Jersey;


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                  ii. ViaCord and PCT's SOPs. Where ViaCord procedures are to be adhered to and where PCT procedures are to be adhered to is detailed in PCT's SOP Number [*], included here as Attachment II. Each party agrees to provide the other party with advance written notice of any material changes to their respective relevant SOPs.

            4. PCT will obtain and maintain licensure from the states of New York and New Jersey for processing human umbilical cord blood units ("HUCB' s") prior to processing any units originating in either of these states.

            5.    [*]

            6. PCT agrees to be audited by ViaCord from time to time. All audits shall occur at such time and with such frequency as mutually agreed upon by both parties in advance; provided, however, that ViaCord shall provide no less than twenty-four
                  (24) hours prior written notice to PCT prior to conducting an audit pursuant to this Section 2.6. For the purpose of conducting such audit, PCT shall make its facilities and records available to ViaCord.

            7. Prior to the commencement of the Services, PCT shall undergo and pass a Vendor Qualification per ViaCord [*], which is included here as Attachment III. PCT's approval as a vendor is not to be unreasonably withheld by ViaCord.

            8. PCT shall not provide the Services outside of its [*] without the written consent of ViaCord.

            9. PCT will ensure that all quarantine and long-term storage freezers are connected to emergency backup power and environmental monitoring and alarms systems.

            10. Upon written request, and at ViaCord's expense, PCT will prepare HUCBs for transplants in accordance with ViaCord's Procedures.

      3.    VIACORD RESPONSIBILITIES AND REPRESENTATIONS

            1. ViaCord will be responsible for the collection of cord blood from patients and transportation of the cord blood to PCT's laboratory.

            2. To assist with daily scheduling, ViaCord will notify PCT as soon as possible when an HUCB is due to arrive at PCT. Typically this means notifying PCT once a patient goes into labor, at which time ViaCord will notify PCT of the estimated time of arrival of the HUCB at PCT.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


            3.    [*]

            4. ViaCord will pay all costs related to the preparation and transportation of HUCBs for transplant.

            5. ViaCord shall provide, at ViaCord's expense, all quarantine and long-term storage freezers used for the storage of ViaCord product. These freezers, and the capital equipment described in Attachment I, shall remain ViaCord property and shall be removed from PCT prior to the termination of this Agreement.

      4.    MUTUAL RESPONSIBILITIES AND REPRESENTATIONS OF BOTH PARTIES

            1. The Parties agree to the terms of a Quality Agreement ("Quality Agreement"), which is included here as Attachment IV.

            2. The Parties acknowledge and agree that each HUCB shall be the property of the donor child. The parents of such child shall have custodial ownership of such HUCB until the donor child reaches the age of majority at which time the donor child shall own the HUCB.

            3.    Prior to the commencement of Services, [*]

      5.    SERVICE CHARGES AND BILLING PROCEDURES

            1. ViaCord shall compensate PCT for the Services according to the fee schedule contained in Attachment I.

            2. PCT shall invoice ViaCord at the time of service. Payment is due within thirty (30) days of the date of each such invoice. With respect to any compensation or portion thereof not paid within ten (10) days after the date upon which the same are due, ViaCord shall pay a late charge equal to the lesser of eighteen percent (18.0%) per annum or the maximum allowable rate of interest permitted by law. Upon any default by ViaCord of any term or condition hereunder, with respect to its obligations hereunder, which has not been cured by the expiration of the applicable period under Section 8.2, PCT may, with or without terminating this Agreement, exercise all rights and remedies afforded by law.

            3. The parties agree to negotiate in good faith any pricing changes resulting from any material change to the Services.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      6.    RELATIONSHIP OF THE PARTIES

            1. The relationship between ViaCord and PCT with respect to the Services shall be that of independent contracting parties. In this regard, the parties agree that: (i) nothing in this Agreement shall be construed to create a principal-agent, employer-employee, or master-servant relationship or that of partners or joint venturers between the parties; and (ii) each party shall be liable for its own debts, obligations, acts, and omissions, including the payment of all required withholding, social security and other taxes on behalf of its employees. None of the employees or contractors engaged by either party shall be deemed employees of the other party.

      7.    INDEMNIFICATION; INSURANCE; DISCLAIMER

            1. ViaCord shall indemnify, defend and hold harmless PCT, its members, their affiliates, and their respective directors, officers, and employees, from any and all costs, damages, injunctions, suits, actions, fines, penalties, liabilities, losses, settlements, claims, demands and expenses of any kind (including, but not limited to, legal costs and reasonable attorneys' fees) made by or on behalf of any party, person, or governmental entity which result or arise out of any of the acts or omission of ViaCord, its employees, officers, directors and agents in connection with its obligations under this Agreement. This provision shall survive the termination of this Agreement, regardless of the reason for termination.

            2. PCT shall indemnify, defend and hold harmless ViaCord, its affiliates, directors, officers, and employees, from any and all costs, damages, injunctions, suits, actions, fines, penalties, liabilities, losses, settlements, claims, demands and expenses of any kind (including, but not limited to, legal costs and reasonable attorneys' fees) made by or on behalf of any party, person, or governmental entity which result or arise out of any of the acts or omission of PCT, its employees, officers, directors and agents in connection with its obligations under this Agreement. This provision shall survive the termination of this Agreement, regardless of the reason for termination.

            3. The foregoing indemnification shall be contingent on: (i) prompt written notice of any claim or proceeding subject to such indemnity; (ii) cooperation in the defense and settlement of such claim at the expense of the indemnifying party where such indemnifying party is not a defendant, in the suit involving such claim; (iii) prior written approval by indemnifying party of any settlement, which approval shall not be


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  unreasonably withheld. The defense of such claim or assertion and any action relating thereto shall be within the control of the indemnifying party; provided, however, that the indemnifying party's choice of counsel shall be reasonably satisfactory to the indemnified party.

            4. Each party shall maintain and keep in full effect throughout the term of this Agreement, professional liability insurance coverage in the amount of not less than [*] in the aggregate per year for damages arising out of its performance hereunder. Additionally, each party shall maintain and keep in full force and effect throughout the term of this Agreement, other insurances and coverages necessary for the operation of their respective businesses, consistent with the standards in the respective communities.

            5. The parties acknowledge and agree that the Services are not deemed to be products. Therefore, [*]

      8.    TERM; TERMINATION

            1. The term of this Agreement shall be from the Effective Date through [*].

            2. Either party to this Agreement may, at any time at its election, terminate this Agreement forthwith and shall have no further obligations hereunder by delivering written notice of termination to the non-terminating party upon occurrence of any one or more of the following events: (i) except with respect to the payment obligations contained in Section 5 hereof, any material breach by either party of any of the obligations established hereunder or other written agreements between the parties if such breach continues for thirty (30) days after receipt by the breaching party of notice specifying such breach in reasonable detail; (ii) failure to make payment in accordance with Section 5 hereof within ten (10) days of the date upon which a payment is due pursuant to Section 5 if such breach continues for three (3) days after receipt by the breaching party of a demand for immediate payment; or (iii) either party voluntarily files a petition in bankruptcy, makes an assignment for the benefit of creditors, otherwise seeks relief from its creditors under any federal or state bankruptcy, insolvency, reorganization, or moratorium statute, or either party is the subject of an involuntary petition in bankruptcy which is not set aside within sixty (60) days of its filing.

            3. Upon termination of this Agreement, or upon any written request from ViaCord, PCT agrees to relinquish to ViaCord any HUCB(s) (contained in freezers), patient file(s), processing record(s) and/or any capital equipment (including freezers) paid for by ViaCord under this Agreement; provided, however, that ViaCord has paid in full for the Services related to any such


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  HUCB(s), patient file(s), processing record(s) and/or capital equipment. PCT shall provide any reasonable accommodations, at ViaCord's expense, for the transfer of any such HUCB(s), patient file(s), processing record(s) or capital equipment.

      9.    CONFIDENTIALITY

            1. Confidential Information means any and all data, records, reports, policies, knowledge, information and materials of a party, including, without limitation, all data, records, reports, policies, knowledge, information and materials relating to this Agreement and/or such party's performance hereunder. Without limitation of the foregoing, Confidential Information of a party shall include all (i) technical knowledge, information and materials of such party, such trade secrets, data, concepts, ideas, information, processes, formulae, improvements, inventions, computer programs, source code, object code, micro code, documentation, diagrams, flow charts, drawings, and experimental and development work techniques; (ii) marketing and other business information of such party, such as customer lists, marketing and business plans, manuals and personnel records or data; and (iii) Intellectual Property of such party. For purposes of this Agreement, the terms and conditions of this Agreement shall be deemed Confidential Information of each party. Confidential Information shall not include information which: (1) is or becomes publicly available without breach of this Agreement by the party receiving the Confidential Information; (2) released to the receiving party for disclosure by the disclosing party;
                  (3) known by the receiving party prior to the disclosure; or
                  (4) required to be disclosed by law or is compelled to be disclosed by a court of competent jurisdiction; provided, however, that notice is given to the other party of such requirement as soon as possible and reasonable assistance is rendered to such concerned parties, if requested, to prevent such requirements becoming effective.

            2.    Each party shall (i) keep secret and retain in confidence, and
                  (ii) not use for its own benefit (except as expressly required by this Agreement in connection with the performance of its obligations hereunder or except as otherwise expressly provided in this Agreement) the Confidential Information of the other party. Upon termination of this Agreement for any reason, subject only to ViaCord's right to retain patient files pursuant to Section 8.3 hereof, each party shall immediately deliver to the other party all Confidential Information of such other party within its possession and/or control.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


      10.   MISCELLANEOUS

            1. The parties further agree that PCT shall retain and make available upon request of ViaCord for a period of [*] years after the furnishing of the Services, the contract and books, documents and records which are necessary to certify the nature and extent of the costs thereof when requested by the Secretary of Health and Human Services or the Comptroller General, or any of their duly authorized representatives. The provision relating to the retention and production of documents is included because of possible application of
                  Section 1861 (v) (1) (I) of the Social Security Act to this Agreement; if this section should be found to be inapplicable, then this clause shall be deemed to be inoperative and without force and effect.

            2. Any notice required by this Agreement shall be deemed sufficient if it is in writing and delivered personally or by certified mail, return receipt requested, or overnight mail by a nationally-recognized carrier (e.g., Federal Express) or by facsimile, if followed by a copy sent by one of the aforementioned methods addressed to the party at its principal office and to the party or his legal representatives at the addresses written above or to such other addresses as they may designate by giving notice pursuant to this Section 10.2.

            3. This Agreement shall be governed by and construed in accordance with the law of the State of New Jersey.

            4. This Agreement may not be amended or revised except with the mutual written consent of the parties hereto.

            5. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            6. Not withstanding any other provision in this Agreement, the parties remain responsible for ensuring that any service provided hereunder complies with all pertinent provisions of Federal, State and local statutes, rules and regulations.

            7. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provision contained herein shall not be affected thereby, and the parties acknowledge and agree that each of them shall be required to


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES

                  use their best efforts to negotiate a mutually acceptable modification of provision(s) so as to satisfy applicable law.

            8. Waiver, express or implied, of any default by either party of any provision(s) of the Agreement shall not be deemed to be a waiver of any other default. Waiver of any default shall not affect the right of either party to require performance of the defaulted provision at any further time.

            9. No party may assign its rights and obligations under this Agreement, except that each party has the right to assign its rights and obligations hereunder to a successor to all or substantially all of such party's assets related to this Agreement, which successor agrees in writing to assume all of such party's obligations hereunder. This Agreement shall be binding upon and shall insure to the benefit of PCT and ViaCord and their respective heirs, legal representatives, successors and permitted assigns.

            10. This Agreement represents the full understanding of the parties regarding the subject matter and supercedes any prior agreements between the parties on this subject.


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


IN WITNESS THEREOF, the parties have hereunto set their hands and seals.

FOR VIACORD:

/s/ Robert A. Koshgarian                        12/7/01
-------------------------------------        -------------------------------
Robert A. Koshgarian                         Date
Vice President, Operations
ViaCell, Inc.


FOR PCT:

/s/ George S. Goldberger                         12/11/01
-------------------------------------        -------------------------------
George S. Goldberger                         Date
Chief Financial Officer
Progenitor Cell Therapy, L.L.C.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


       ATTACHMENT I. SCHEDULES OF SERVICES, FEES AND FORECASTED QUANTITIES


                                       [*]
       2 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


             ATTACHMENT II. PCT'S SOP NUMBER [*] ("MATRIX OF SOP'S")


                                       [*]
       9 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                ATTACHMENT III. VIACORD VENDOR QUALIFICATION SOP


                                       [*]
       12 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                  ATTACHMENT IV. PCT-VIACORD QUALITY AGREEMENT


       11 pages omitted pursuant to a request for confidential treatment.
                                       [*]


* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.

                                    AGREEMENT
                                       FOR
                 HUMAN UMBILICAL CORD BLOOD PROCESSING SERVICES


                   ATTACHMENT V. TECHNOLOGY TRANSFER PROTOCOL


                                       [*]
       8 pages omitted pursuant to a request for confidential treatment.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Such portions are marked with a "[*]" in place of the redacted language. Omitted portions are filed separately with the Securities and Exchange Commission.